EXHIBIT 99.T3A.15

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 11:00 AM OB/07/1996 960230207 - 2591726

RESTATED CERTIFICATE OF INCORPORATION
OF
COOKIE ACQUISITION INC.

(Pursuant to Sections 241 and 245 of the
Delaware General Corporation Law)

Cookie Acquisition Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows;

1.                                      The Corporation’s present name is Cookie Acquisition Inc.

2.                                      The date of filing of its original Certificate of Incorporation with the Secretary of State was February 13, 1996.

3.                                      The text of the Certificate of Incorporation, as heretofore amended and supplemented, is hereby amended and restated to read in full as set forth below in this paragraph 3:

FIRST: The name of the Corporation is Mrs. Fields’ Original Cookies, Inc. (hereinafter the “Corporation”).

SECOND: The address of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle. The name of its registered agent at that address is The Prentice-Hall Corporation System, Inc.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the “GCL”).

FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 1,000 shares of Common Stock, each having a par value of $.01.

FIFTH: The name and mailing address of the Sole Incorporator is as follows:

Deborah M. Reusch

P.O. Box 636

Wilmington, DE 19899

SIXTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

(1)                                 The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

(2)                                 The directors shall have concurrent power with the stockholders to make, alter, amend, change, add to or repeal the By-Laws of the Corporation.

(3)                                 The number of directors of the Corporation shall be as from time to time fixed by, or in the manner provided in, the By-Laws of the Corporation. Election of directors need not be by written ballot unless the By-Laws so provide.

(4)                                 No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Article SIXTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

(5)                                 In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Certificate of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.

SEVENTH: Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the GCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

EIGHTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

4.                                      This Restated Certificate of Incorporation was duly adopted in accordance with Sections 241 and 245 of the Delaware General Corporation Law.

I, THE UNDERSIGNED, being the Sole Incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the GCL, do make this Certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 7th day of August, 1996.

/s/ Deborah M. Reutsch
Deborah M. Reutsch
Sole Incorporator

CERTIFICATE OF CHANGE OF REGISTERED AGENT
AND
REGISTERED OFFICE

Mrs. Fields’ Original Cookies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

The present registered agent of the corporation is The Prentice-Hall Corporation System, Inc. and the present registered office of the corporation is in the county of New Castle.

The Board of Directors of Mrs. Fields’ Original Cookies, Inc. adopted the following resolution on the 15 day of Jan., 1997;

Resolved, that the registered office of Mrs. Fields’ Original Cookies, Inc. in the state of Delaware be and it hereby is changed to Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, and the authorization of the present registered agent of this corporation be and the same is hereby withdrawn, and THE CORPORATION TRUST COMPANY, shall be and is hereby constituted and appointed the registered agent of this corporation at the address of its registered office.

IN WITNESS WHEREOF, Mrs. Fields Original Cookies, Inc. has caused this statement to be signed by

/s/ Michael Ward	, its Vice President

This 15th day of Jan, 1997.

	By	/s/ Michael Ward

STATE OF DELAWARE
SECRETARY OF STATE DIVISION OF CORPORATIONS
FILED 10:00 AM 02/13/1997
971048535 - 2591726
(DEL. - 264 - 5/14/90)

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 10:00 AM 11/26/1997 971404461 - 2591726

CERTIFICATE OF MERGER
OF
MRS. FIELDS’ PRETZEL CONCEPTS, INC.
INTO
MRS. FIELDS’ ORIGINAL COOKIES, INC.

Pursuant to Section 251 of the General
Corporation Law of the State of Delaware

Mrs. Fields’ Original Cookies, Inc., a Delaware corporation, does hereby certify to the following information relating to the merger (the “Merger”) of Mrs. Fields’ Pretzel Concepts, Inc., a Delaware corporation, with and into Mrs. Fields’ Original Cookies, Inc.:

FIRST: That the names and states of incorporation of the constituent corporations to the Merger are as follows:

Mrs. Fields’ Original Cookies, Inc.           Delaware

Mrs. Fields’ Pretzel Concepts, Inc.          Delaware

SECOND: That an Agreement and Plan of Merger, dated as of November 26, 1997 (the “Merger Agreement”), has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with Section 251 of the General Corporation Law of Delaware.

THIRD: That the name of the corporation surviving the merger is Mrs. Fields’ Original Cookies, Inc.

FOURTH: That the Restated Certificate of Incorporation of Mrs. Fields’ Original Cookies, Inc. shall be the Certificate of Incorporation of the surviving corporation.

FIFTH: That the executed Merger Agreement is on file at the principal place of business of Mrs. Fields’ Original Cookies, Inc., located at 462 West Bearcat Drive, Salt Lake City, Utah 84115, from Michael Ward, Esq. A copy of the Merger Agreement will be provided, upon request and without cost, to any stockholder of either Mrs. Fields’ Original Cookies, Inc. or Mrs. Fields’ Pretzel Concepts, Inc.

SIXTH : That a copy of the Agreement and Plan of Merger will be furnished by the surviving corporation, on request and without cost to any stockholder of either constituent corporation.

SEVENTH: The Merger shall become effective on November 26th, 1997 at 10:00 A.M.

IN WITNESS WHEREOF, Mrs. Fields’ Original Cookies, Inc. has caused this Certificate to be signed by a duly authorized officer on the 26th day of November, 1997.

MRS. FIELDS’ ORIGINAL
COOKIES, INC.

By	/s/ Michael Ward
Name: Michael Ward
Title: Vice President

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 05/08/1998 981177539 - 2591726

CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE
AND OF REGISTERED AGENT

It is hereby certified that:

1.                                       The name of the corporation (hereinafter called the “corporation”) is

Mrs. Fields’ Original Cookies, Inc.

2.                                       The registered office of the corporation within the State of Delaware is hereby changed to 1013 Centre Road, City of Wilmington 19805, County of New Castle.

3.                                       The registered agent of the corporation within the State of Delaware is hereby changed to Corporation Service Company, the business office of which is identical with the registered office of the corporation as hereby changed.

4.                                       The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on April 29, 1998.
	By	/s/ Michael Ward
Michael Ward, Vice President

DE BC D-:COA CERTIFICATE OF CHANGE 03/96

CERTIFICATE OF OWNERSHIP AND MERGER
OF
COOKIES USA, INC.
INTO
MRS. FIELDS’ ORIGINAL COOKIES, INC.

Pursuant to Section 253 of the General
Corporation Law of the State of Delaware

MRS. FIELDS’ ORIGINAL COOKIES, INC., a Delaware corporation (the “Corporation”), does hereby certify that:

FIRST: The Corporation is a business corporation organized under the laws of the State of Delaware:

SECOND: The Corporation is the owner of over 90% of the outstanding shares of capital stock of Cookies USA, Inc. (“Cookies USA”), which is a business corporation organized under the laws of the State of Delaware.

THIRD: On August 20, 1998, the Board of Directors of the Corporation adopted the following resolutions (among others) to merge Cookies USA with and into the Corporation:

RESOLVED, that the merger (the “Cookies USA Merger”) between the Corporation and Cookies USA pursuant to which (i) Cookies USA will merge with and into the Corporation, with the Corporation remaining as the surviving corporation, (ii) each share of common stock, par value $.01 per share, of the Corporation issued and outstanding immediately prior to the effective time of the Cookies USA Merger will not be converted as a result of the Cookies USA Merger, will remain unchanged and will be deemed to represent one fully paid and nonassessable share of common stock, par value $.01 per share, of the Corporation as the surviving corporation, and (iii) each share of common stock and preferred stock of Cookies USA issued and outstanding immediately prior to the effective time of the Cookies USA Merger, together with any and all accrued but unpaid dividends, will be cancelled and retired and will cease to exist and no stock of the Corporation or any other consideration will be delivered in exchange thereof be, and it hereby is, approved and adopted in all respects, such approval and adoption to be effective both as to the Corporation’s status as a constituent corporation in the Cookies USA Merger and as the sole stockholder of Cookies USA; and further

RESOLVED, that each of the officers of the Corporation be, and hereby is, authorized and directed to execute and deliver any agreements or documents required in connection therewith on behalf of the Corporation, in such forms as the officer executing the same shall, by execution thereof, approve, such execution and delivery to be conclusive evidence of such approval, and to take any and all actions to effect the Cookies USA Merger and any transactions contemplated by the Cookies USA Merger, including the filing of a Certificate of Ownership and Merger with the Secretary of State of Delaware and the giving of the required notice under the existing warrant agreement to which Cookies USA is a party; and further

RESOLVED, that each of the officers of the Corporation be, and hereby is, authorized and directed to execute and deliver any agreements or documents required in connection therewith on behalf of the Corporation, in such forms as the officer executing the same shall, by execution thereof, approve, such execution and delivery to be conclusive evidence of such approval, and to take any and all actions to effect the Merger and any transactions contemplated by the Cookies USA Merger, including the filing of a Certificate of Merger with the Secretary of State of Delaware;

IN WITNESS WHEREOF, MRS. FIELDS’ ORIGINAL COOKIES, INC. has caused this Certificate of Ownership and Merger to be executed in its corporate name this 24th day of August 1998.

MRS. FIELDS’ ORIGINAL
COOKIES, INC.

By	/s/ Michael Ward
Name: Michael Ward
Title: V.P.

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 05/08/1998 981177539 - 2591726

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

THE MRS. FIELDS’ BRAND, INC., a
Delaware corporation

INTO

MRS. FIELDS’ ORIGINAL COOKIES, INC., a
Delaware corporation

(PURSUANT TO §253 OF THE GENERAL
CORPORATION LAW OF DELAWARE)

Mrs. Fields’ Original Cookies, Inc., a Delaware corporation (the “Corporation”) hereby certifies;

FIRST: That the Corporation is incorporated pursuant to the General Corporation Law of the State of Delaware (“DGCL”).

SECOND: That the Corporation owns all of the outstanding shares of the capital stock of The Mrs. Fields’ Brand, Inc., a Delaware corporation (the “Subsidiary”).

THIRD: That the Corporation, by the following resolutions of its Board of Directors, duly adopted at a regularly scheduled and duly constituted Board meeting held on the 14th day of November, 2002, determined to merge the Subsidiary into itself on the conditions set forth in such resolutions:

RESOLUTIONS

RESOLVED, that Mrs. Fields’ Original Cookies, Inc. (the “Corporation”) merge into itself its wholly-owned subsidiary, The Mrs. Fields’ Brand, Inc. (the “Subsidiary”);

RESOLVED FURTHER, that Michael Ward as Sr. Vice President and Secretary of the Corporation be, and he hereby is, directed to execute and acknowledge a certificate of ownership and merger setting forth a copy of these resolutions to merge the Subsidiary into the Corporation, and to assume the Subsidiary’s liabilities and obligations, effective as of the date that the certificate of ownership and merger is filed in the office of the Secretary of State of Delaware;

RESOLVED FURTHER, that Michael Ward be, and he hereby is, directed and authorized to take any other acts and execute and deliver any other agreements, certificates and documents that he determines, in his sole discretion, to be necessary to effectuate the merger described in these resolutions.

FOURTH: That effective as of the time this Certificate is filed with the Secretary of State of Delaware (the “Effective Time”) (a) the separate existence of the Subsidiary shall cease and the Corporation shall be the surviving entity; (b) each share of common stock, par value $.01 per share, of the Subsidiary shall be cancelled and retired and shall cease to exist; (c) the Certificate of Incorporation and Bylaws of the Corporation in effect immediately prior to the Effective Time shall be the Certificate of Incorporation and Bylaws of the surviving entity, until amended in accordance with applicable law; and (d) the merger shall have the effects provided for in §259 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed and this Certificate to be signed by its authorized officer, this 21st day of November, 2002.

MRS. FIELDS’ ORIGINAL
COOKIES, INC.

By	/s/ Michael Ward
Michael Ward
Sr. Vice President, Secretary

[SEAL]

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 04:30 PM 01/08/2003 030015009 - 2591726

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

FAIRFIELD FOODS, INC., a
New Jersey corporation

INTO

MRS. FIELDS’ ORIGINAL COOKIES, INC., a
Delaware corporation

(PURSUANT TO §253 OF THE GENERAL
CORPORATION LAW OF DELAWARE)

Mrs. Fields’ Original Cookies, Inc., a Delaware corporation (the “Corporation”) hereby certifies:

FIRST: That the Corporation is incorporated pursuant to the General Corporation Law or the State of Delaware (“DGCL”).

SECOND: That the Corporation owns all of the outstanding shares of the capital stock of Fairfield Foods, Inc., a New Jersey corporation (the “Subsidiary”).

THIRD: That the Corporation, by the following resolutions of its Board of Directors, duly adopted by unanimous written consent dated as of January 7, 2003 determined to merge the Subsidiary into itself on the conditions set forth in such resolutions:

RESOLUTIONS

RESOLVED, that Mrs. Fields’ Original Cookies, Inc. (the “Corporation”) merge into itself its wholly-owned subsidiary, Fairfield Foods, Inc. (the “Subsidiary”);

RESOLVED FURTHER, that Michael Ward as Sr. Vice President and Secretary of the Corporation be, and he hereby is, directed to execute and acknowledge a certificate of ownership and merger setting forth a copy of these resolutions to merge the Subsidiary into the Corporation, and to assume the Subsidiary’s liabilities and obligations, effective as of the date that the certificate of ownership and merger is filed in the office of the Secretary of State of Delaware;

RESOLVED FURTHER, that Michael Ward be, and he hereby is, directed and authorized to take any other acts and execute and deliver any other agreements, certificates and documents that he determines, in his sole discretion, to be necessary to effectuate the merger described in these resolutions.

FOURTH: That effective as of the time this Certificate is filed with the Secretary of State of Delaware, and the concurrent filing of a related Certificate and Plan of Merger with the State of New Jersey (the “Effective Time”) (a) the separate existence of the Subsidiary shall cease and the Corporation shall be the surviving entity; (b) each share of common stock, no par value, of the Subsidiary shall be cancelled and retired and shall cease to exist; (c) the Certificate of Incorporation and Bylaws of the Corporation in effect immediately prior to the Effective Time shall be the Certificate of Incorporation and Bylaws of the surviving entity, until amended in accordance with applicable law; and (d) the merger shall have the effects provided for in § 259 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed and this Certificate to be signed by its authorized officer, this 7th day of January, 2003.

MRS. FIELDS’ ORIGINAL
COOKIES, INC.

By	/s/ Michael Ward
Michael Ward
Sr. Vice President, Secretary

[SEAL]

CERTIFICATE OF MERGER

AIRPORT COOKIES, INC.,
an Ohio corporation

with and into

MRS. FIELDS’ ORIGINAL COOKIES, INC.,
a Delaware corporation

Pursuant to Section 252 of the General
Corporation Law of the State of Delaware
and the Ohio Rev. Code Annotated

MRS. FIELDS’ ORIGINAL COOKIES, INC., a Delaware corporation, hereby certifies as follows:

FIRST: The name and jurisdiction of formation or organization and domicile of each of the constituent entities is: Airport Cookies, Inc., which was organized as and is an Ohio corporation (“Airport”), and Mrs. Fields’ Original Cookies, Inc., which was organized as and is a Delaware corporation (“MFOC”).

SECOND: Airport and MFOC have entered into an Agreement and Plan of Merger, dated as of February 10, 2003 (the “Merger Agreement”), providing for the merger of Airport with and into MFOC pursuant to the General Corporation Law of the State of Delaware (“DGCL”) and the Ohio Rev. Code Annotated (“Ohio Code”). The Merger Agreement has been approved, adopted, certified, executed and acknowledged by the Shareholders of Airport and the Boards of Directors of Airport and MFOC, all in accordance with the applicable provisions of the DGCL and the ABCA.

THIRD: MFOC shall be the surviving entity of the merger and the Certificate of Incorporation of MFOC shall be its Certificate of Incorporation, without modification.

FOURTH: The Merger Agreement is on file at the offices of MFOC at 2855 East Cottonwood Parkway, Suite 400, Salt Lake City, Utah 84121. A copy of the Merger Agreement will be furnished by MFOC, on request and without cost, to any stockholder of Airport or MFOC.

FIFTH: The authorized capital stock of Airport is 750 shares of Common Stock. The authorized capital stock of MFOC is 1,00 shares of Common Stock, par value $.01 per share.

SIXTH:  The Merger shall be effective upon the filing of the Certificate of Merger with the State of Delaware.

IN WITNESS WHEREOF, MFOC has caused this Certificate of Merger to be executed in its corporate name by its Sr. Vice President as of the 10th day of February, 2003.

MRS. FIELDS’ ORIGINAL
COOKIES, INC.

By	/s/ Michael Ward
Michael Ward
Sr. Vice President, Secretary

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS Delivered 06:46 PM 03/01/2004 FILED 06:38 PM 03/01/2004 SRV 040156201 – 25917266 FILE

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

SUNSHINE PRETZEL TIME, INC.

a Florida corporation

INTO

MRS. FIELDS’ ORIGINAL COOKIES, INC., a

Delaware corporation

(PURSUANT TO §253 OF THE GENERAL
CORPORATION LAW OF DELAWARE)

Mrs. Fields’ Original Cookies, Inc., a Delaware corporation (the “Corporation”) hereby certifies:

FIRST: That the Corporation is incorporated pursuant to the General Corporation Law of the State of Delaware (“DGCL”).

SECOND: That the Corporation owns all of the outstanding shares of the capital stock of Sunshine Pretzel Time, Inc., a Florida corporation (the “Subsidiary”).

THIRD: That the Corporation, by the following resolutions of its Board of Directors, duly adopted by Unanimous Written Consent effective as of February 24, 2004, determined to merge the Subsidiary into itself on the conditions set forth in such resolutions:

RESOLUTIONS

RESOLVED, that Mrs. Fields’ Original Cookies, Inc. (the “Corporation”) merge into itself its wholly-owned subsidiary, Sunshine Pretzel Time, Inc. (the “Subsidiary”);

RESOLVED FURTHER, that Michael Ward as Sr. Vice President and Secretary of MFOC be, and he hereby is, directed to execute and acknowledge a certificate of ownership and merger setting forth a copy of these resolutions to merge the

Subsidiary into MFOC, and providing that MFOC assume all of the Subsidiary’s liabilities and obligations, effective as of the date that the certificate of ownership and merger is filed in the office of the Secretary of State of Delaware (or such later date as may be required under the laws of the state of incorporation of the Subsidiary); and

RESOLVED FURTHER, that Michael Ward be, and he hereby is, directed and authorized to take any other acts and execute and deliver any other agreements, certificates and documents that he determines, in his sole discretion, to be necessary to effectuate the mergers described in these resolutions, including without limitation any Agreement and Plan of Merger, Certificate of Merger or Articles of Merger in a form required by the state of incorporation oldie Subsidiary.

FOURTH: That effective as of the time this Certificate is filed with the Secretary of State of Delaware (or such later date as may be required by the state of incorporation of the Subsidiary) (the “Effective Time”) (a) the separate existence of the Subsidiary shall cease and the Corporation shall be the surviving entity; (b) each share of common stock, par value $1.00 per share, of the Subsidiary shall be cancelled and retired and shall cease to exist; (c) the Certificate of Incorporation and Bylaws of the Corporation in effect immediately prior to the Effective Time shall be the Certificate of Incorporation and Bylaws of the surviving entity, until amended in accordance with applicable law; and (d) the merger shall have the effects provided for in §259 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed and this Certificate to be signed by its authorized officer, this 27th day of February, 2004.

MRS. FIELDS’ ORIGINAL
COOKIES, INC.

By	/s/ Michael Ward
Michael Ward
Sr. Vice President, Secretary

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 06:46 PM 03/01/20043 SRV 040156207 – 2591726 FILE

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

CMBC, Inc.

a South Carolina corporation

INTO

MRS. FIELDS’ ORIGINAL COOKIES, INC., a

Delaware corporation

(PURSUANT TO §253 OF THE GENERAL

CORPORATION LAW OF DELAWARE)

Mrs. Fields’ Original Cookies, Inc., a Delaware corporation (the “Corporation”) hereby certifies:

FIRST: That the Corporation is incorporated pursuant to the General Corporation Law of the State of Delaware (“DGCL”).

SECOND: That the Corporation owns all of the outstanding shares of the capital stock of CMBC, Inc., a South Carolina corporation (the “Subsidiary”).

THIRD: That the Corporation, by the following resolutions of its Board of Directors, duly adopted by Unanimous Written Consent effective as of February 24, 2004, determined to merge the Subsidiary into itself on the conditions set forth in such resolutions:

RESOLUTIONS

RESOLVED, that Mrs. Fields’ Original Cookies, Inc. (the “Corporation”) merge into itself its wholly-owned subsidiary, CMBC, Inc. (the “Subsidiary”);

RESOLVED FURTHER, that Michael Ward as Sr. Vice President and Secretary of MFOC be, and he hereby is, directed to execute and acknowledge a certificate of ownership and merger setting forth a copy of these resolutions to merge the Subsidiary into MFOC, and providing that MFOC assume all of the Subsidiary’s liabilities and obligations, effective as of the date that the certificate of ownership and merger is filed in the office of the Secretary of State of Delaware (or such later date as may be required under the laws of the state of incorporation of the Subsidiary); and

RESOLVED FURTHER, that Michael Ward be, and he hereby is, directed and authorized to take any other acts and execute and deliver any other agreements, certificates and documents that he determines, in his sole discretion, to be necessary to effectuate the mergers described in these resolutions, including without limitation any Agreement and Plan of Merger, Certificate of Merger or Articles of Merger in a form required by the state of incorporation of the Subsidiary.

FOURTH: That effective as of the time this Certificate is filed with the Secretary of State of Delaware (or such later date as may be required by the state of incorporation of the Subsidiary) (the “Effective Time”) (a) the separate existence of the Subsidiary shall cease and the Corporation shall be the surviving entity; (b) each share of common stock, par value $1.00 per share, of the Subsidiary shall be cancelled and retired and shall cease to exist; (c) the Certificate of Incorporation and Bylaws of the Corporation in effect immediately prior to the Effective Time shall be the Certificate of Incorporation and Bylaws of the surviving entity, until amended in accordance with applicable law; and (d) the merger shall have the effects provided for in §259 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed and this Certificate to be signed by its authorized officer, this 27th day of February, 2004.

MRS. FIELDS’ ORIGINAL
COOKIES, INC.

By	/s/ Michael Ward
Michael Ward
Sr. Vice President, Secretary

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 06:46 PM 03/01/2004 SW 040156208 - 2591726 FILE

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

PEACHTREE PRETZEL TIME, INC.
a Georgia corporation

INTO

MRS. FIELDS’ ORIGINAL COOKIES, INC., a
Delaware corporation

(PURSUANT TO §253 OF THE GENERAL
CORPORATION LAW OF DELAWARE)

Mrs. Fields’ Original Cookies, Inc., a Delaware corporation (the “Corporation”) hereby certifies:

FIRST: That the Corporation is incorporated pursuant to the General Corporation Law of the State of Delaware (“DGCL”).

SECOND: That the Corporation owns all of the outstanding shares of the capital stock of Peachtree Pretzel Time, Inc., a Georgia corporation (the “Subsidiary”).

THIRD: That the Corporation, by the following resolutions of its Board of Directors, duly adopted by Unanimous Written Consent effective as of February 24, 2004, determined to merge the Subsidiary into itself on the conditions set forth in such resolutions:

RESOLUTIONS

RESOLVED, that Mrs. Fields’ Original Cookies, Inc. (the “Corporation”) merge into itself its wholly-owned subsidiary, Peachtree Pretzel Time, Inc. (the “Subsidiary”);

RESOLVED FURTHER, that Michael Ward as Sr. Vice President and Secretary of MFOC be, and he hereby is, directed to execute and acknowledge a certificate of ownership and merger setting forth a copy of these resolutions to merge the Subsidiary into MFOC, and providing that MFOC assume all of the Subsidiary’s liabilities and obligations, effective as of the date that the certificate of ownership and merger is filed in the office of the Secretary of State of Delaware (or such later date as may be required under the laws of the state of incorporation of the Subsidiary); and

RESOLVED FURTHER, that Michael Ward be, and he hereby is, directed and authorized to take any other acts and execute and deliver any other agreements, certificates and documents that he determines, in his sole discretion, to be necessary to effectuate the mergers described in these resolutions, including without limitation any Agreement and Plan of Merger, Certificate of Merger or Articles of Merger in a form required by the state of incorporation of the Subsidiary,

FOURTH: That effective as of the time this Certificate is filed with the Secretary of State of Delaware (or such later date as may be required by the state of incorporation of the Subsidiary) (the “Effective Time”) (a) the separate existence of the Subsidiary shall cease and the Corporation shall be the surviving entity; (b) each share of common stock, no par value, of the Subsidiary shall be cancelled and retired and shall cease to exist; (c) the Certificate of Incorporation and Bylaws of the Corporation in effect immediately prior to the Effective Time shall be the Certificate of Incorporation and Bylaws of the surviving entity, until amended in accordance with applicable law; and (d) the merger shall have the effects provided for in §259 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed and this Certificate to be signed by its authorized officer, this 27th day of February, 2004.

MRS. FIELDS’ ORIGINAL
COOKIES, INC.

By	/s/ Michael Ward
Michael Ward
Sr. Vice President, Secretary

State Of Delaware Secretary Of State Division Of Corporations Delivered 03:52 PM 08/17/2007 FILED 03:52 PM 08/17/2007 SRV 070934569 - 2591726 FILE

CERTIFICATES OF MERGER

OF

PRETZEL TIME, LLC

INTO

MRS. FIELDS’ ORIGINAL COOKIES, INC.

August 17, 2007

Pursuant to Section 48-2c-1408 of the Utah Revised Limited Liability Company Act
and Section 264 of the General Corporation Law of the State of Delaware

FIRST: The name and jurisdiction of formation or organization and domicile of each of the constituent entities is: Pretzel Time, LLC, which was formed as and is a Utah limited liability company (the “LLC”), and Mrs. Fields’ Original Cookies, Inc., which was organized as and is a Delaware corporation (the “Corporation”).

SECOND: The LLC and the Corporation have entered into an Agreement of Merger, dated as of August 17, 2007 (the “Merger Agreement”), providing for the merger of the LLC with and into the Corporation pursuant to Section 48-2c-1408 of the Utah Revised Limited Liability Company Act (the “URLLCA”) and Sections 251 and 264 of the General Corporation Law of the State of Delaware (the “DGCL”). The Merger Agreement has been approved, adopted, certified, executed and acknowledged in accordance with Sections 48-2c-204, 48-2c-1407 and 48-2c-1408 of the URLLCA in the case of the LLC and Sections 103, 251 and 264 of the DGCL in the case of the Corporation.

THIRD:  The Corporation shall be the surviving entity of the merger and the Certificate of Incorporation of the Corporation shall be its Certificate of Incorporation.

FOURTH: The Merger Agreement is on file at the offices of the Corporation at 2855 E. Cottonwood Parkway, Suite 400, Salt Lake City, Utah 84121. A copy of the Merger Agreement will be furnished by the Corporation, on request and without cost, to any member of the LLC or to any stockholder of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Merger to be signed by its duly authorized officer in its corporate name as of the date first written above.

MRS. FIELDS’ ORIGINAL
COOKIES, INC.

By	/s/ Michael Ward
	Name:	Michael R. Ward
	Title:	Executive Vice President

State Of Delaware Secretary Of State Division Of Corporations Delivered 03:52 PM 08/17/2007 FILED 03:53 PM 08/17/2007 SRV 070934574 - 2591726 FILE

CERTIFICATE OF MERGER

OF

PRETZELMAKER, LLC

INTO

MRS. FIELDS’ ORIGINAL COOKIES, INC,

August 17, 2007

Pursuant to Section 48-2c-1408 of the Utah Revised Limited Liability Company Act
and Section 264 of the General Corporation Law of the State of Delaware

FIRST: The name and jurisdiction of formation or organization and domicile of each of the constituent entities is: Pretzelmaker, LLC, which was formed as and is a Utah limited liability company (the “LLC”), and Mrs. Fields’ Original Cookies, Inc., which was organized as and is a Delaware corporation (the “Corporation”).

SECOND: The LLC and the Corporation have entered into an Agreement of Merger, dated as of August 17, 2007 (the “Merger Agreement”), providing for the merger of the LLC with and into the Corporation pursuant to Section 48-2c-1408 of the Utah Revised Limited Liability Company Act (the “URLLCA”) and Sections 251 and 264 of the General Corporation Law of the State of Delaware (the “DGCL”). The Merger Agreement has been approved, adopted, certified, executed and acknowledged in accordance with Sections 48-2c-204, 48-2c-1407 and 43-2c-1408 of the URLLCA in the case of the LLC and Sections 103, 251 and 264 of the DGCL in the case of the Corporation.

THIRD: The Corporation shall be the surviving entity of the merger and the Certificate of Incorporation of the Corporation shall be its Certificate of Incorporation.

FOURTH: The Merger Agreement is on file at the offices of the Corporation at 2855 E. Cottonwood Parkway, Suite 400, Salt Lake City, Utah 84121. A copy of the Merger Agreement will be furnished by the Corporation, on request and without cost, to any member of the LLC or to any stockholder of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Merger to be signed by its duly authorized officers in its corporate name as of the date first written. above.

MRS. FIELDS’ ORIGINAL
COOKIES, INC.

By	/s/ Michael Ward
	Name:	Michael R. Ward
	Title:	Executive Vice President

State Of Delaware Secretary Of State Division Of Corporations Delivered 02:28 PM 01/30/2008 FILED 02:28 PM 01/30/2008 SRV 080099543 - 2591726 FILE

CERTIFICATE OF MERGER

OF

GREAT AMERICAN COOKIE COMPANY, LLC

INTO

MRS. FIELDS’ ORIGINAL COOKIES, INC.

Pursuant to Section 18-209 of the Limited Liability Company Act of the State of Delaware and Section 264 of the General Corporation Law of the State of Delaware

FIRST: The name and jurisdiction of formation or organization and domicile of each of the constituent entities is: Great American Cookie Company, LLC, which was formed as and is a Delaware limited liability company (the “LLC”) and Mrs. Fields’ Original Cookies, Inc., which was organized as and is a Delaware corporation (the “Corporation”).

SECOND: The LLC and the Corporation have entered into an Agreement of Merger, dated as of January 30, 2008 (the “Merger Agreement”), providing for the merger of the LLC with and into the Corporation pursuant to Section 18-209 of the Limited Liability Company Act of the State of Delaware (the “DLLCA”) and Sections 251 and 264 of the General Corporation Law of the State of Delaware (the “DGCL”). The Merger Agreement has been approved, adopted, certified, executed and acknowledged in accordance with Sections 18-204 and 18-209 of the DLLCA in the case of the LLC and Sections 103, 251 and 264 of the DGCL in the case of the Corporation.

THIRD: The Corporation shall be the surviving entity of the merger and the Restated Certificate of Incorporation of the Corporation shall be its Restated Certificate of Incorporation.

FOURTH: The Merger Agreement is on file at the offices of the Corporation at 2855 E. Cottonwood Parkway, Suite 400, Salt Lake City, Utah 84121. A copy of the Merger Agreement will be furnished by the Corporation, on request and without cost, to any member of the LLC or to any stockholder of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Merger to be signed by its duly authorized officer in its corporate name as of the date first written above.

MRS. FIELDS’ ORIGINAL
COOKIES, INC.

By	/s/ Michael Ward
	Name:	Michael R. Ward
	Title:	Executive Vice President